                                                                          Page 1
Chase Manhattan Auto Owner Trust 1997-B

                                                                              Statement to Certificateholders
                                                                              October 16 2000
        DISTRIBUTION IN DOLLARS
           ORIGINAL             PRIOR                                                                                  CURRENT
           FACE                 PRINCIPAL                                                      REALIZED   DEFERRED    PRINCIPAL
CLASS      VALUE                BALANCE         PRINCIPAL        INTEREST      TOTAL            LOSES     INTEREST    BALANCE
A1         200,000,000.00                 0.00            0.00         0.00             0.00     0.00       0.00                0.00
A2         294,000,000.00                 0.00            0.00         0.00             0.00     0.00       0.00                0.00
A3         227,000,000.00                 0.00            0.00         0.00             0.00     0.00       0.00                0.00
A4         133,000,000.00        44,190,225.38   10,424,478.63   239,363.72    10,663,842.35     0.00       0.00       33,765,746.75
A5          70,000,000.00        70,000,000.00            0.00   385,000.00       385,000.00     0.00       0.00       70,000,000.00
B1          29,148,275.79        29,148,275.79            0.00   163,959.05       163,959.05     0.00       0.00       29,148,275.79
TOTALS     953,148,275.79       143,338,501.17   10,424,478.63   788,322.77    11,212,801.40     0.00       0.00      132,914,022.54

        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                     PASS-THROUGH RATES
                 PRIOR                                                            CURRENT                              CURRENT
                 PRINCIPAL                                                        PRINCIPAL              CLASS         PASS THRU
CLASS            FACTOR               PRINCIPAL      INTEREST       TOTAL         FACTOR                               RATE
A1                    0.00000000       0.00000000    0.00000000      0.00000000        0.00000000        A1            5.744000 %
A2                    0.00000000       0.00000000    0.00000000      0.00000000        0.00000000        A2            6.100000 %
A3                    0.00000000       0.00000000    0.00000000      0.00000000        0.00000000        A3            6.350000 %
A4                  332.25733368      78.37953857    1.79972722     80.17926579      253.87779511        A4            6.500000 %
A5                1,000.00000000       0.00000000    5.50000000      5.50000000    1,000.00000000        A5            6.600000 %
B1                1,000.00000000       0.00000000    5.62499995      5.62499995    1,000.00000000        B1            6.750000 %
TOTALS              150.38426319      10.93689082    0.82707254     11.76396337      139.44737237






                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1997-B

                                                 Statement to Certificateholders
                                                 October 16 2000






















IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com
                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Manhattan Auto Owner Trust 1997-B

                                                           October 16 2000
                                                   STATEMENT TO CERTIFICATEHOLDERS
                                                                            Due Period                                     40
                                                                            Due Period Beginning Date                09/01/00
                                                                            Due Period End Date                      09/30/00
                                                                            Determination Date                       10/10/00

Section 5.8(iii)                 Servicing Fee                                                                     119,448.75
Section 5.8(iii)                 Servicing Fee per $1000                                                           0.12532022

Section 5.8(iv)                  Administration Fee                                                                  1,000.00
Section 5.8(iv)                  Administration Fee per $1000                                                      0.00104915

Section 5.8(vi)                  Pool Balance at the end of the Collection Period                              132,914,022.54

Section 5.8(vii)                 Repurchase Amounts for Repurchased Receivable
                                 By Seller                                                                               0.00
                                 By Servicer                                                                       103,823.70
                                 TOTAL                                                                             103,823.70

Section 5.8(viii)                Realized Net Losses for Collection Period                                          99,422.92

Section 5.8(ix)                  Reserve Account Balance after Disbursement                                      7,148,612.07

Section 5.8(x)                   Specified Reserve Account Balance                                               7,148,612.07

Section 5.8(xi)                  Total Distribution Amount                                                      11,454,502.96
                                 Servicing Fee                                                                     119,448.75
                                 Administration Fee                                                                  1,000.00
                                 Noteholders Distribution Amount                                                11,048,842.35

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Auto Owner Trust 1997-B

                                                                            October 16 2000
                                        Certficateholders Distribution Amount                   163,959.05
                                        Deposit to Reserve Account                              121,252.81



                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
I. Avaliable Amount in the Collection Accont

                A.Credits

                                        1. Payments from Obligors Applied to Collection Period

                                                              a. Principal Payments                                    10,179,963.58
                                                              b. Other Interest Payments                                1,128,141.04
                                                              c. Total                                                 11,308,104.62

                                        2. Proceeds from Repurchased Receivables

                                                              a. Principal Before Cutoff Date                                   0.00
                                                              b. Interest Before Cutoff Date                                    0.00
                                                              c. Principal Payments                                       103,823.70
                                                              d. Recovery of Advance                                            0.00
                                                              e. Other Interest Payments                                        0.00
                                                              f. Total                                                    103,823.70

                                        3. Reversal from Defaulted Contracts                                                    0.00

                                        4. Recovery of Defaulted Receivables                                               42,574.64

                                        5. Advance Recoveries Before Cutoff Date

                                                              a. Principal                                                      0.00
                                                              b. Interest                                                       0.00
                                                              c. Total                                                          0.00

                                        6. Net Adjustments                                                                      0.00

                                        7.  Reserve Fund Transfer Amount                                                        0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000

                                        8. Overpayment From Obligors                                                          0.00

                                        9. Total Credits                                                             11,454,502.96

                B. Debits

                                        1. Overpayments From Obligors                                                         0.00

                                        2. Advance Recovery Amount Before Cutoff Data to Seller
                                                              a. Principal                                                    0.00
                                                              b. Interest.                                                    0.00
                                                              c. Total                                                        0.00

                                        3. Reversal of Defaulted Contracts                                                    0.00

                                        4. Total Debits                                                                       0.00

                C. Total Available Amount (Lines A-B)                                                                11,454,502.96

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 7
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                                        A.  Principal                                                                  140,691.35
                                        B.  Interest                                                                    10,154.95
                                        C.  Total                                                                      150,846.30

III.  Disbursements from Collection Account

                A. Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                           11,454,502.96
                                        2.  Reserve Account Transfer Amount                                                  0.00
                                        3.  Total Distribution Amount                                               11,454,502.96

                B.  Monthly Servicing Fee                                                                              119,448.75

                C.  Monthly Administration Fee                                                                           1,000.00

                D.  Noteholders Interest Distributable Amount                                                          624,363.72

                E.  Certificateholders Interest Distributable Amount                                                   163,959.05

                F.  Noteholders Principal Distributable Amount                                                      10,424,478.63

                G.  Certificateholders Principal Distributable Amount                                                        0.00

                H.  Deposit to Reserve Account                                                                         121,252.81

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
IV. Monthly Disbursements
                A. Pool Servicing Fee

                                        a.  Monthly Servicing Fee                                                    119,448.75
                                        b.  Unpaid Monthly Servicing Fee                                                   0.00
                                        c.  Total                                                                    119,448.75

                B. Administrative Fee

                                        a.  Monthly Administration Fee                                                 1,000.00
                                        b.  Unpaid Monthly Administration Fee                                              0.00
                                        c.  Total                                                                      1,000.00

                C. Noteholders' Interest Distributable Amount

                                        Class A-1  Monthly Interest                                                        0.00
                                        Class A-1  Carryover Shortfall                                                     0.00
                                        Class A-1  Total                                                                   0.00
                                        Class A-2  Monthly Interest                                                        0.00
                                        Class A-2  Carryover Shortfall                                                     0.00
                                        Class A-2  Total                                                                   0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
                                        Class A-3  Monthly Interest                                                         0.00
                                        Class A-3  Carryover Shortfall                                                      0.00
                                        Class A-3  Total                                                                    0.00
                                        Class A-4  Monthly Interest                                                   239,363.72
                                        Class A-4  Carryover Shortfall                                                      0.00
                                        Class A-4  Total                                                              239,363.72
                                        Class A-5  Monthly Interest                                                   385,000.00
                                        Class A-5  Carryover Shortfall                                                      0.00
                                        Class A-5  Total                                                              385,000.00
                                        Total for Notes  Monthly Interest                                             624,363.72
                                        Total for Notes  Carryover Shortfall                                                0.00
                                        Total for Notes  Total                                                        624,363.72

                D. Certificateholders' Interest Distributable Amount

                                        Class B-1  Monthly Interest                                                   163,959.05
                                        Class B-1  Carryover Shortfall                                                      0.00
                                        Class B-1  Total                                                              163,959.05
                                        Total for Certificates  Monthly Interest                                      163,959.05
                                        Total for Certificates  Carryover Shortfall                                         0.00
                                        Total for Certificates  Total                                                 163,959.05

                E. Noteholders' Principal Distributable Amount

                                        Class A-1  Monthly Principal                                                        0.00
                                        Class A-1  Carryover Shortfall                                                      0.00
                                        Class A-1  Total                                                                    0.00
                                        Class A-2  Monthly Principal                                                        0.00
                                        Class A-2  Carryover Shortfall                                                      0.00
                                        Class A-2  Total                                                                    0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                        Class A-3  Monthly Principal                                                         0.00
                                        Class A-3  Carryover Shortfall                                                       0.00
                                        Class A-3  Total                                                                     0.00
                                        Class A-4  Monthly Principal                                                10,424,478.63
                                        Class A-4  Carryover Shortfall                                                       0.00
                                        Class A-4  Total                                                            10,424,478.63
                                        Class A-5  Monthly Principal                                                         0.00
                                        Class A-5  Carryover Shortfall                                                       0.00
                                        Class A-5  Total                                                                     0.00
                                        Total for Notes  Monthly Principal                                          10,424,478.63
                                        Total for Notes  Carryover Shortfall                                                 0.00
                                        Total for Notes  Total                                                      10,424,478.63

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT

                F. Certificateholders' Principal Distributable Amout
                                        Class B-1  Monthly Principal                                                            0.00
                                        Class B-1  Carryover Shortfall                                                          0.00
                                        Class B-1  Total                                                                        0.00
                                        Total for Certificates  Monthly Principal                                               0.00
                                        Total for Certificates  Carryover Shortfall                                             0.00
                                        Total for Certificates  Total                                                           0.00

                G.  Total Disbursements                                                                                11,333,250.15

V.  Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                                                     11,333,250.15
                B. Available Distribution Amount                                                                       11,454,502.96
                C. Payment Deficiency Amount                                                                                    0.00

VI.  Reserve Account Transfer Amount

                A. Available Reserve Amount                                                                             7,148,612.07
                B. Payment Deficiency Amount                                                                                    0.00
                C. Withdrawal for Write-Off                                                                                     0.00
                D.  Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                        0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                             143,338,501.17

                B. Pool Balance Reduction

                                        1. Avalaible Principal

                                                              a.  Principal Payments                                   10,179,963.58

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                              b.  From Repurchased Receivables                          103,823.70
                                                              c.  Total                                              10,283,787.28

                                        2.  From Defaulted Receivables                                                  140,691.35

                                        3.  Total Pool Balance Reduction                                             10,424,478.63

                C. Ending Pool Balance                                                                              132,914,022.54

                                        2. Monthly Principal Allocation

                                                              a.  Notes                                              10,424,478.63
                                                              b.  Certificates                                                0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1997-B

                                                                October 16 2000
                                                                MONTHLY SERVICER REPORT

VIII. Delinquency and Defaults

                                           Group 1
                                                                                          Principal            Delinquency Principal
                                           Period                        Number           Amount               Balance
                                           30-59 days                    717               510,563.86          4,233,151.92
                                           60-89 days                    129               122,952.21            642,779.19
                                           90-119 days                    63                83,179.18            331,903.52
                                           120-149 days                   34                50,007.96            150,818.72
                                           150-179 days                   31                60,419.31            150,736.86
                                           180-209 days                    2                 2,378.52              8,699.64
                                           210-239 days                    3                 4,055.36              5,333.04
                                           240+ days Delinquent            0                     0.00                  0.00
                                            Total                        979               833,556.40          5,523,422.89

                B. Principal amount of loans in defaulted receivables                                                   140,691.35

                C. Delinquency Percentage

                                        1. Outstanding principal balance for deliquency >= 60 days                    1,290,270.97
                                        2. Pool Principal Ending Balance                                            132,914,022.54
                                        3. Delinquency Percentage                                                      0.97075609%

IX. Pool Delinquency Percentages

                A. Delinquency Percentage for 2nd previous period                                                      1.00266710%
                B. Delinquency Percentage for previous period                                                          1.00114674%
                C. Delinquency Percentage for current period                                                           0.97075609%
                D. Average Deliquency Percentage                                                                       0.99152331%

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
X. Portfolio Loss Ratios

                A. Net Loss Ratio for 2nd previous period                                                              0.51683193%
                B. Net Loss Ratio for previous period                                                                  0.55850069%
                                        1. Principal Balance of Defaulted Receivables                                   140,691.35
                                        2. Principal Recoveries on Defaulted Receivables                                 41,268.43
                                        3. Average Pool Balance for Collection Period                               138,126,261.85
                                        4. Net Loss Ratio for Current Period(12*(1-2)/3)                               0.86375684%

                D.  Average Net Loss Ratio ((A+B+C) / 3)                                                               0.64636316%

XI. Specified Reserve Account Balance

                A. Calculation for Reserve Account Floor Amount

                                        1. Guaranteed Floor Amount                                                    7,148,612.07
                                        2.  Possible Floor Amount
                                                              a. Principal Balance at the
                                                                 Beginning of Next Collection Period                132,914,022.54


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Auto Owner Trust 1997-B

                                                                       October 16 2000
                                                                       MONTHLY SERVICER REPORT
                                                      b. Cumulative Monthly Interest through Final Distribution Data
 Class A-1 Balance
 Class A-1 Interest Rate
 Class A-1 Service Rate
 Class A-1 Term
 Class A-1 Interest
 Class A-1 Service Fee
 Class A-1 Total

 Class A-2 Balance
 Class A-2 Interest Rate
 Class A-2 Service Rate
 Class A-2 Term
 Class A-2 Interest
 Class A-2 Service Fee
 Class A-2 Total

 Class A-3 Balance
 Class A-3 Interest Rate
 Class A-3 Service Rate
 Class A-3 Term
 Class A-3 Interest
 Class A-3 Service Fee
 Class A-3 Total

 Class A-4 Balance
 Class A-4 Interest Rate
 Class A-4 Service Rate

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Auto Owner Trust 1997-B

                                                                 October 16 2000
 Class A-4 Term
 Class A-4 Interest
 Class A-4 Service Fee
 Class A-4 Total

 Class A-5 Balance
 Class A-5 Interest Rate
 Class A-5 Service Rate
 Class A-5 Term
 Class A-5 Interest
 Class A-5 Service Fee
 Class A-5 Total

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 17
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
 Class B-1 Balance
 Class B-1 Interest Rate
 Class B-1 Service Rate
 Class B-1 Term
 Class B-1 Interest
 Class B-1 Service Fee
 Class B-1 Total

                                 c. Possible Floor Amount equals Pool Balance + Interest + Service Fee             151,167,460.70
                                 (Lines a+b)

                 3. Reserve Account Floor (Minimum Lines 1 and 2)                                                    7,148,612.07

      B. Possible Reserve Account Amount

                 1. Reserve Account Trigger Percentages

                                     a. Average Delinquency Percentage                                                0.99152331%
                                     b. Average Delinquency Percentage Trigger                                        1.25000000%
                                     c. Average Loss Ratio                                                            0.64636316%
                                     d. Average Loss Ratio Trigger                                                    1.25000000%
                                     e. Maximum Reserve Account Percentage Specified                                  6.00000000%
                                     f. Minimum Reserve Account Percentage specified                                  3.00000000%
                                     g. Reserve Account Percentage Applied                                            3.00000000%

                 2. Pool Principal Balance                                                                         132,914,022.54
                 3. Possible Reserve Account Amount                                                                  3,987,420.68

      C. Specified Reserve Account Balance (Max: Lines A and B)                                                      7,148,612.07

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 18
Chase Manhattan Auto Owner Trust 1997-B

                                                                                   October 16 2000
XII. Reserve Account

                A.  Reserve Account Balance After Disbursement from Previous Period
                                        1.  Reserve Account Balance After Disbursement from Previous Period         7,148,612.07
                                        2.  Reserve Account Transfer Amount                                                 0.00
                                        3.  Investment Earnings                                                        37,908.57
                                        4.  Deposit to Reserve Account After Disbursement                             121,252.81
                                        5.  Amount After Deposit                                                    7,307,773.45

                B.  Specified Reserve Account Balance                                                               7,148,612.07
                C.  Available Reserve Account Amount (Min:  Lines A and B)                                          7,148,612.07
                D.  Excess Amount to Seller                                                                           159,161.38

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION